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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 16, 1999



                             ANKER COAL GROUP, INC.
             (Exact Name Of Registrant As Specified in Its Charter)

                              Delaware                                   333-39643                           52-1990183
(State or other jurisdiction of incorporation or organization)        (Commission File         (I.R.S. Employer Identification No.)
                                                                          Number)


                      2708 Cranberry Square                                                                      26508
                   Morgantown, West Virginia                                                                  (Zip Code)
            (Address Of Principal Executive Offices)

       Registrant's telephone number, including area code: (304) 594-1616
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                             ANKER COAL GROUP, INC.
                                    FORM 8-K



                                TABLE OF CONTENTS


ITEM 5.  OTHER EVENTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS. . . . . . . . . . . . . . . . . . .1


SIGNATURE PAGE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2


EXHIBIT INDEX. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
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ITEM 5.  OTHER EVENTS

         Anker Coal Group, Inc. issued the attached press release on April 15, 1999.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


(c)      Exhibits

         Press Release dated April 15, 1999

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SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                    ANKER COAL GROUP, INC.

                                                    /s/ P. Bruce Sparks
                                                    -------------------
                                                       P. Bruce Sparks
                                           President and Chief Executive Officer


Date:  April 16, 1999

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